Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I the undersigned Chief Executive Officer of Concrete Pumping Holdings, Inc. (the "Company") hereby certify that to my knowledge, the Amendment No.1 to the Quarterly Report on Form 10-Q/A of the Company for the quarter ended July 31, 2022 (the “Report”) accompanying this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 13, 2022	/s/ Bruce Young
Bruce Young, Chief Executive Officer and Director
(principal executive officer)